Exhibit 24


                    Consent of Independent Public Accountants




As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into Farr Company's previously filed Registration Statements on File Numbers 2-83890, 33-18897, 33-47836, 33-71400 and 33-64387.







Los Angeles, California                Arthur Andersen LLP
March 28, 1996